
                                                                                                                       Exhibit 10.19

                                        Schedule of Option Grants Made Under Non-Qualified,
                                     Non-Plan Stock Option Agreements to Directors and Officers

------------------------ ------------------- -------------------- ----------------- --------------------- --------------------------

         Name             Date of Grant       Number of Shares     Exercise Price     Expiration Date     Vesting
------------------------ ------------------- -------------------- ----------------- --------------------- --------------------------
Phillip Rice                        2/24/00              250,000             $7.00               2/24/05  25% after 1 yr.; 1/36
                                                                                                          per mo. thereafter
------------------------ ------------------- -------------------- ----------------- --------------------- --------------------------
Nick Cioll                          2/24/00              150,000             $7.00               2/24/05  25% after 1 yr.; 1/36
                                                                                                          per mo. thereafter
------------------------ ------------------- -------------------- ----------------- --------------------- --------------------------
Paul Wescott                        2/24/00              250,000             $7.00               2/24/05  25% after 1 yr.; 1/36
                                                                                                          per mo. thereafter
------------------------ ------------------- -------------------- ----------------- --------------------- --------------------------
Ross Mayfield                       2/24/00              300,000             $7.00               2/24/05  25% after 1 yr.; 1/36
                                                                                                          per mo. thereafter
------------------------ ------------------- -------------------- ----------------- --------------------- --------------------------
Russ Matulich                       2/24/00              150,000             $7.00               2/24/05  25% after 1 yr.; 1/36
                                                                                                          per mo. thereafter
------------------------ ------------------- -------------------- ----------------- --------------------- --------------------------
Terry Ginn                          2/24/00              150,000             $7.00               2/24/05  25% after 1 yr.; 1/36
                                                                                                          per mo. thereafter
------------------------ ------------------- -------------------- ----------------- --------------------- --------------------------
Donald Sledge                       2/24/00            1,500,000             $7.00               2/24/05              *

------------------------ ------------------- -------------------- ----------------- --------------------- --------------------------
Christopher Vizas                   2/24/00              100,000             $7.00               2/24/05  25% after 1 yr.; 1/36
                                                                                                          per mo. thereafter
------------------------ ------------------- -------------------- ----------------- --------------------- --------------------------
Douglas Cole                        2/24/00              100,000             $7.00               2/24/05  25% after 1 yr.; 1/36
                                                                                                          per mo. thereafter
------------------------ ------------------- -------------------- ----------------- --------------------- --------------------------
Ronald Spears                       2/24/00              100,000             $7.00               2/24/05  25% after 1 yr.; 1/36
                                                                                                          per mo. thereafter
------------------------ ------------------- -------------------- ----------------- --------------------- --------------------------
Jonathan Merriman                   2/24/00              100,000             $7.00               2/24/05  25% after 1 yr.; 1/36
                                                                                                          per mo. thereafter
------------------------ ------------------- -------------------- ----------------- --------------------- --------------------------

------------------------------------------------------------------------------------------------------------------------------------
* 500,000 at grant; 300,000 on 1/1/01 or secondary public offering at $15/share or more; 300,000 on 11/1/02; 400,000 on 1/1/03 or 10 straight days of trading at $20 or more